SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 23, 2007
FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

300 High Street
Hamilton, Ohio		45011
(Address of principal executive		(Zip Code)
offices)
Registrant’s telephone number, including area code: (513) 979-5782
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 2.02 Results of Operations and Financial Condition.
On January 26, 2007, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the fourth quarter of 2006. A copy of the earnings press release is attached as Exhibit 99.1.
The earnings press release includes two non-GAAP financial measures. The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Data” under the section “Key Ratios.” The second appears in the table entitled “Additional Data – Fully Tax Equivalent Net Interest Income.” The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income – tax equivalent.” The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	June 30,	March 31,	Dec. 31,	December 31,
	2006	2006	2006	2006	2005	2006	2005
	(Dollars in thousands)
Net interest income	$30,104	$30,823	$31,947	$32,199	$31,939	$125,073	$132,967
Tax equivalent adjustment	712	586	696	661	723	2,655	2,983

Net interest income — tax equivalent	$30,816	$31,409	$32,643	$32,860	$32,662	$127,728	$135,950

Average earning assets	3,021,694	3,109,040	3,117,543	3,235,796	3,405,729	3,120,398	3,436,244

Net interest margin*	3.95%	3.93%	4.11%	4.04%	3.72%	4.01%	3.87%
Net interest margin (fully tax equivalent)*	4.05%	4.01%	4.20%	4.12%	3.80%	4.09%	3.96%
Margins are calculated using net interest income annualized divided by average earning assets.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On January 23, 2007, the Board of Directors of First Financial Bancorp appointed James Wickliffe Ach as a director of the Company to fill a vacancy pursuant to the Company’s regulations. Mr. Ach’s term will expire at the next annual shareholder meeting.

Item 7.01 Regulation FD Disclosure.
On January 26, 2007, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the fourth quarter of 2006. A copy of the earnings press release is attached as Exhibit 99.1.
Item 9.01 Exhibits.
(c)	Exhibit:
99.1	First Financial Bancorp. Press Release dated January 26, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.
By:	/s/ J. Franklin Hall
J. Franklin Hall
Senior Vice President and Chief Financial Officer

Date: January 26, 2007

Form 8-K	First Financial Bancorp.
Exhibit Index

Exhibit No.	Description

99.1	First Financial Bancorp. Press Release dated January 26, 2007.